MFS HIGH INCOME FUND
             500 BOYLSTON STREET o BOSTON o MASSACHUSETTS 02116-3741
                                 617 o 954-5000



                                                              September 25, 1995



VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

            Re:      MFS Series Trust III (File No. 811-2794), on Behalf of
                            MFS High Income Fund

Ladies and Gentlemen:

     Pursuant to the requirements of Section 30(b) of the Investment Company Act of 1940 and Rule 30b2-1, we hereby file a copy of the Semiannual Report to Shareholders dated July 31, 1995 of MFS High Income Fund.

                                                    Very truly yours,

                                                    JOHN MCNAMARA

                                                    John McNamara
                                                    Production Editor

[MFS LOGO]                                                    Semiannual Report
THE FIRST NAME IN MUTUAL FUNDS                                     July 31, 1995


MFS(R) High Income Fund

                    [A photo of two men sitting at a window.]

MFS(R) HIGH INCOME FUND

Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises

Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of
Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive
Vice President and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames* - President, Massachusetts
Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American
Management Corp. (Investment Advisers)

Investment Adviser

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116-3741

Distributor

MFS Fund Distributors, Inc.
500 Boylston Street
Boston, Massachusetts 02116-3741

Portfolio Manager

Robert J. Manning*

Treasurer

W. Thomas London*

Assistant Treasurer

James O. Yost*

Secretary

Stephen E. Cavan*

Assistant Secretary

James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Custodian

State Street Bank and Trust Company

Auditors

Deloitte & Touche LLP

Investor Information

For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime
from a touch-tone telephone.

For information on MFS mutual funds,
call your financial adviser or, for an
information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).

Investor Service

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For current account service, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

-------------------------------------------------
[Dalbar logo]    TOP-RATED SERVICE

MFS was rated first when securities firms evaluated the quality of service they receive from 40 mutual fund com panies. MFS got high marks for answering calls quickly, processing transactions accurately and sending statements outon time.

                     (Source: 1994 DALBAR Survey)
-------------------------------------------------

Letter to Shareholders

Dear Shareholders:

For the six months ended July 31, 1995, Class A shares of the Fund provided a total return of +11.54%. Over the same period, the total returns of Class B and Class C shares were +11.08% and +10.88%, respectively. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges. With the exception of Class C shares, the Fund's results outperformed the Lehman Brothers Corporate Bond Index (the Lehman Index), which returned +10.95% during the same period. Because the Fund's portfolio generally consists of lower-rated issues, its results will not necessarily mirror those of the Lehman Index, which is an unmanaged, market-value-weighted index comprised of all public, fixed-rate, non-convertible, investment-grade corporate debt. A discussion of performance thus far in 1995 as well as our outlook for the months ahead may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. Consumer spending and homebuying showed only modest gains through July 31, while businesses continued to work off excess inventories and reduce factory output. Meanwhile, overseas economies, particularly those of Germany and Japan, have not recovered as expected, limiting U.S. export growth. However, we believe the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough confidence to help maintain 2 1/2% to 3% real (adjusted for inflation) growth in gross domestic product through 1995.

Interest Rates

Although the Federal Reserve implemented a one-quarter percentage point decrease in short-term interest rates in July, the effects of its seven rate increases, which began in late 1993 and ended in February of this year, are still being felt throughout the economy. While there have been some increases in commodity prices, companies have not been able to pass along most of those higher costs, partly because of the need to keep fighting for market share, but also because wages and benefits of U.S. workers continue to grow at rates that are near or perhaps below the inflation rate, limiting consumer buying power. At the end of July, the nation's employment cost index had risen at a rate of just 2.8% over the previous year, helping to contain cost pressures. At the same time, however, the bond markets have perceived isolated signs of more rapid eco nomic growth as possible harbingers of increasing inflation, and have slightly bid up longer-term interest rates. Although previous monetary easing by the Federal Reserve has been followed by additional rate reductions, prospects for further decreases in the current environment are uncertain. Still, with long-term government bonds yielding approximately 7%, in an environment of 2 1/2% to 3% inflation, we believe real rates of return in the fixed-income markets could remain relatively attractive.

Portfolio Performance and Strategy

Over the past six months, yield spreads in the high-yield market have ranged from 350 basis points (3.50%) to 400 basis points (4.00%) over comparable U.S. Treasuries. Currently, we believe that the high-yield market is fairly valued, rela tive to Treasuries, although it is important to remember that principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. As we entered 1995, the portfolio was more heavily weighted toward cyclical companies that, in our opinion, stood to benefit from a stronger economy, including those in the steel, paper, and chemical industries. Although many companies are enjoying the benefits of an improving economy and stronger balance sheets, we have become somewhat more selective, anticipating the possibility of slower growth. Volume in the new-issue market has continued to decline, in part because of the banking industry's aggressiveness in lending money to many companies which would otherwise use the high-yield market for funds. New-issue volume has also been affected by the strength of the equity markets, which have proven to be an attractive place to raise capital. Also, companies' improved cash flows have reduced their need for debt financing.

     For the remainder of 1995, we expect the economy to continue growing, albeit at a somewhat slower pace compared with the past six to 12 months. Because of our outlook for more modest economic growth, we have taken a more defensive position, favoring the stronger companies in the high-yield universe, particularly those generating significant levels of free cash flow which are able to reduce debt levels in spite of slower sales or pricing pressures. We are also increasing our exposure to non-cyclical businesses, such as paging, cable television and selected supermarket companies. We will continue to focus on fundamental credit research, which is the main criterion in determining our investment selection.

     We appreciate your support and welcome any suggestions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                             /s/ Robert J. Manning

A. Keith Brodkin                                 Robert J. Manning
Chairman and President                           Portfolio Manager

August 10, 1995

Portfolio Manager Profile

Robert Manning began his career at MFS in 1984 as a research analyst in the High Yield Bond Department. A graduate of the University of Lowell and Boston College's Graduate School of Management, he was named Vice President -- Investments in 1988, Senior Vice President in 1993 and Portfolio Manager of MFS High Income Fund in 1994.

Objective and Policies

The objective of the Fund is to provide high current income through investment primarily in a professionally managed, diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the objective of high current income.

The Fund seeks to achieve its objective by investing primarily in fixed-income securities which are in the lower rating categories. The Fund may also invest in foreign fixed-income securities, purchase fixed-income securities on a "when-issued" basis and enter into options, futures transactions and forward foreign currency exchange contracts. The Fund will seek to reduce risk through full-time management of a broadly diversified portfolio, credit analysis and attention to current developments and trends in both the economy and financial markets.

Performance Summary

Because mutual funds like MFS High Income Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B and Class C shares for the applicable time periods.

Average Annual and Cumulative Total Rates of Return

Class A Investment Results
(net asset value change including reinvested distributions)

                                6 Months    1 Year    5 Years    10 Years
--------------------------------------------------------------------------------
Cumulative Total Return*         +11.54%   +13.28%    +90.03%    +155.07%
--------------------------------------------------------------------------------
Average Annual Total Return*       --      +13.28%    +13.70%      +9.82%
--------------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the Securities and Exchange Commission (the SEC), with all distributions reinvested and reflecting the maximum sales charge of 4.75% on the initial investment for the 1-, 5- and 10-year periods ended June 30, 1995, were +5.79%, +12.64% and +9.21%, respectively.

*These results do not include the sales charge. If the charge had been included, the results would have been lower.

Class  B  Investment  Results
(net asset value change including reinvested distributions)

                                                                  9/27/93+-
                                   6 Months         1 Year        7/31/95
--------------------------------------------------------------------------------
Cumulative Total Return++           +11.08%        +12.32%        +13.25%
--------------------------------------------------------------------------------
Average Annual Total Return++         --           +12.32%         +6.99%
--------------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested and reflecting the current maximum contingent deferred sales charge
(CDSC) of 4% for the 1-year period ended June 30, 1995 and for the period from September 27, 1993+ to June 30, 1995, were +6.16% and +3.77%, respectively.

Class C Investment Results
(net asset value change including reinvested distributions)

                                                                  1/03/94+-
                                   6 Months         1 Year        7/31/95
--------------------------------------------------------------------------------
Cumulative Total Return*            +10.88%        +12.17%         +8.23%
--------------------------------------------------------------------------------
Average Annual Total Return*          --           +12.17%         +5.16%
--------------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the SEC, with all distributions reinvested for the 1-year period ended June 30, 1995 and for the period from January 3, 1994+ to June 30, 1995, were +10.45% and +3.90%, respectively.

All results represent past performance and are not necessarily an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All Class A share results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

 +  Commencement of offering of this class of shares.

++ These results do not include any CDSC. If the charge had been included, the results would have been lower.

 * Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.

Portfolio of Investments - July 31, 1995

Non-Convertible  Bonds - 91.0%

-----------------------------------------------------------------------------------------------------------------
                                                                            Principal Amount
Issuer                                                                         (000 Omitted)              Value
-----------------------------------------------------------------------------------------------------------------
Financial Institutions - 3.3%
   American Annuity Group, Inc., 11.125s, 2003                                     $   5,600     $    5,824,000
   American Life Holdings Co., 11.25s, 2004                                            3,250          3,412,500
   Americo Life, Inc., 9.25s, 2005                                                     4,200          3,874,500
   GPA Delaware, Inc., 8.75s, 1998                                                     4,000          3,620,000
   ICH Corp., 11.25s, 1996                                                             2,000          1,560,000
   Tiphook Finance Corp., 7.125s, 1998                                                 5,200          4,212,000
   Tiphook Finance Corp., 8s, 2000                                                     8,353          6,682,400
                                                                                                 --------------
                                                                                                 $   29,185,400
-----------------------------------------------------------------------------------------------------------------
Foreign Denominated - 0.2%
   United Kingdom
      Mexico-United Mexican States, 16.5s, 2008+++              GBP                $    950      $    1,496,778
-----------------------------------------------------------------------------------------------------------------
Industrials - 84.2%
   Aerospace - 0.1%
      Haynes International, Inc., 11.25s, 1998                                     $  1,000      $      960,000
-----------------------------------------------------------------------------------------------------------------
   Apparel and Textiles - 0.1%
      Guess, Inc., 9.5s, 2003                                                      $  1,000      $    1,005,000
-----------------------------------------------------------------------------------------------------------------
   Automotive - 1.9%
      Exide Corp., 10s, 2005##                                                     $  3,900      $    4,046,250
      Harvard Industries, Inc., 12s, 2004                                             8,250           8,621,250
      SPX Corp., 11.75s, 2002                                                         4,050           4,232,250
                                                                                                 --------------
                                                                                                 $   16,899,750
-----------------------------------------------------------------------------------------------------------------
   Building - 5.5%
      American Standard, Inc., 10.5s, 2005                                         $ 17,625      $   13,923,750
      Atlantic Gulf Communities Corp., 12s, 1996                                      1,106             923,359
      Atlantic Gulf Communities Corp., 13s, 1998                                      1,078             576,891
      Congoleum Corp., 9s, 2001                                                       2,300           2,254,000
      Lone Star Industries, Inc., 10s, 2003                                           4,542           4,587,420
      Nortek, Inc., 9.875s, 2004                                                      8,750           8,050,000
      Schuller International Group, Inc., 10.875s, 2004                               5,250           5,735,625
      USG Corp., 9.25s, 2001                                                         11,750          12,161,250
                                                                                                 --------------
                                                                                                 $   48,212,295
-----------------------------------------------------------------------------------------------------------------
   Chemicals - 5.4%
      Arcadian Partners L.P., 10.75s, 2005##                                       $  5,350      $    5,617,500
      Huntsman Corp., 10.625s, 2001                                                   4,750           5,058,750
      INDSPEC Chemical Corp., 0s, 2003                                                3,700           2,405,000
      Koppers Industries, Inc., 8.5s, 2004                                            1,500           1,455,000
      NL Industries, Inc., 11.75s, 2003                                              10,600          11,395,000
      OSI Specialties Holding Co., 0s, 2004                                           6,800           4,896,000
      Rexene Corp., 11.75s, 2004                                                      5,150           5,703,625
      UCC Investors Holdings, Inc., 10.5s, 2002                                       3,250           3,339,375
      UCC Investors Holdings, Inc., 0s, 2005                                         10,250           7,661,875
                                                                                                 --------------
                                                                                                 $   47,532,125
-----------------------------------------------------------------------------------------------------------------
   Conglomerates - 0.5%
      Bell & Howell Co., 10.75s, 2002                                              $  3,800      $    4,047,000
-----------------------------------------------------------------------------------------------------------------
   Consumer Goods and Services -  7.9%
      Calmar Spraying Systems, Inc., 12s, 1997                                     $  2,025      $    2,065,500


-----------------------------------------------------------------------------------------------------------------
                                                                            Principal Amount
Issuer                                                                         (000 Omitted)              Value
-----------------------------------------------------------------------------------------------------------------
Industrials - continued
   Consumer Goods and Services - continued
      Calmar Spraying Systems, Inc., 14s, 1999                                     $  8,900       $   9,078,000
      Consolidated Cigar Corp., 10.5s, 2003                                           4,750           4,750,000
      Fieldcrest Cannon, Inc., 11.25s, 2004                                           3,800           3,961,500
      International Semi-Tech Microelectronics, Inc., 0s, 2003                        8,000           4,260,000
      Ithaca Industries, Inc., 11.125s, 2002                                          3,800           3,610,000
      Remington Arms, Inc., 10s, 2003##                                               2,000           1,840,000
      Revlon, Inc., 10.5s, 2003                                                      13,350          13,416,750
      Revlon Worldwide Corp., 0s, 1998                                                1,350             961,875
      Samsonite Corp., 11.125s, 2005##                                                8,750           8,925,000
      Sealy Corp., 9.5s, 2003                                                         3,900           3,880,500
      Westpoint Stevens, Inc., 9.375s, 2005                                          12,850          12,657,250
                                                                                                 --------------
                                                                                                 $   69,406,375
-----------------------------------------------------------------------------------------------------------------
   Containers - 12.3%
      Atlantis Group, Inc., 11s, 2003                                              $  5,000      $    4,877,500
      Container Corp. of America, 10.75s, 2002                                        7,000           7,455,000
      Gaylord Container Co., 0s, 2005                                                19,450          19,693,125
      Ivex Packaging Corp., 12.5s, 2002                                               5,350           5,697,750
      Owens-Illinois, Inc., 11s, 2003                                                10,600          11,686,500
      Owens-Illinois, Inc., 9.75s, 2004                                               3,250           3,347,500
      Owens-Illinois, Inc., 9.95s, 2004                                                 500             517,500
      Plastic Containers, Inc., 10.75s, 2001                                          6,750           7,020,000
      RXI Holdings, Inc., 14s, 2002##                                                 3,500           3,543,750
      Riverwood International Corp., 11.25s, 2002                                     8,651           9,429,590
      S.D. Warren Co., 12s, 2004                                                      7,200           7,992,000
      Silgan Corp., 11.75s, 2002                                                      6,710           7,045,500
      Stone Consolidated Corp., 10.25s, 2000                                          3,850           4,052,125
      Stone Container Corp., 9.875s, 2001                                            16,350          16,431,750
                                                                                                 --------------
                                                                                                 $  108,789,590
-----------------------------------------------------------------------------------------------------------------
   Defense Electronics - 0.6%
      Alliant Techsystems, Inc., 11.75s, 2003                                      $  5,150      $    5,562,000
-----------------------------------------------------------------------------------------------------------------
   Entertainment - 3.7%
      ACT III Theatres, Inc., 11.875s, 2003                                        $  3,300      $    3,580,500
      Bally's Grand, Inc., 10.375s, 2003                                              9,650           9,505,250
      Griffin Gaming & Entertainment, 0s, 2000                                        4,400           3,960,000
      Maritime Group Ltd., 13.5s 1997##**#                                            3,319           1,493,517
      SCI Television, Inc., 11s, 2005                                                11,250          11,742,187
      Sam Houston Race Park, Inc., 11.75s, 1999**+                                   3,225             806,250
      United Artist Theater Circuit, Inc., 11.5s, 2002                                1,500           1,627,500
                                                                                                 --------------
                                                                                                 $   32,715,204
-----------------------------------------------------------------------------------------------------------------
   Food and Beverage Products - 2.2%
      Amstar Corp., 11.375s, 1997                                                  $  1,300      $    1,326,000
      Envirodyne Industries, Inc., 10.25s, 2001                                       2,752           2,187,840
      PMI Acquisition Corp., 10.25s, 2003                                             2,495           2,563,612
      Specialty Foods Corp., 10.25s, 2001                                             8,000           7,840,000
      Texas Bottling Group, Inc., 9s, 2003                                            5,750           5,692,500
                                                                                                 --------------
                                                                                                 $   19,609,952
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                            Principal Amount
Issuer                                                                         (000 Omitted)              Value
-----------------------------------------------------------------------------------------------------------------
Industrials - continued
   Forest and Paper Products - 1.3%
      Pacific Lumber Co., 10.5s, 2003                                              $  9,500      $    8,882,500
      Repap New Brunswick, Inc., 10.625s, 2005                                        2,500           2,600,000
                                                                                                 --------------
                                                                                                 $   11,482,500
-----------------------------------------------------------------------------------------------------------------
   Machinery - 0.4%
      Fairfield Manufacturing, 11.375s, 2001                                       $  1,750      $    1,653,750
      Thermadyne Industries Holdings Corp., 10.25s, 2002                              2,000           1,970,000
                                                                                                 --------------
                                                                                                 $    3,623,750
-----------------------------------------------------------------------------------------------------------------
   Medical and Health Products - 1.1%
      Tenet Healthcare Corp., 10.125s, 2005                                        $  9,500      $   10,070,000
-----------------------------------------------------------------------------------------------------------------
   Medical and Health Technology and Services  - 2.6%
      Community Health System, Inc., 10.25s, 2003                                  $  3,500      $    3,727,500
      Genesis Health Ventures, 9.75s, 2005                                            3,000           3,090,000
      Integrated Health Services, Inc., 10.75s, 2004                                  7,000           7,507,500
      OrNda Healthcorp., 12.25s, 2002                                                 7,800           8,619,000
                                                                                                 --------------
                                                                                                 $   22,944,000
-----------------------------------------------------------------------------------------------------------------
   Metals and Minerals - 1.3%
      Easco Corp., 10s, 2001                                                       $  4,100      $    4,141,000
      Jorgensen (Earle M.) Co., 10.75s, 2000                                          4,200           4,116,000
      Kaiser Aluminum & Chemical Corp., 9.875s, 2002                                  3,550           3,585,500
                                                                                                 --------------
                                                                                                 $   11,842,500
-----------------------------------------------------------------------------------------------------------------
   Oil Services - 1.9%
      Amerigas Partners L.P., 10.125s, 2007                                        $  3,400      $    3,621,000
      Ferrell Gas L.P., 10s, 2001                                                     4,700           4,876,250
      Global Marine, Inc., 12.75s, 1999                                               4,400           4,856,500
      Tuboscope Vetco International, Inc., 10.75s, 2003                               3,200           3,288,000
                                                                                                 --------------
                                                                                                 $   16,641,750
-----------------------------------------------------------------------------------------------------------------
   Oils - 1.2%
      Gulf Canada, 9.25s, 2004                                                     $  6,000      $    5,985,000
      Mesa Capital Corp., 12.75s, 1998                                                4,950           4,479,750
                                                                                                 --------------
                                                                                                 $   10,464,750
-----------------------------------------------------------------------------------------------------------------
   Printing and Publishing - 0.6%
      Day International Group, Inc., 11.125s, 2005##                               $  2,100      $    2,173,500
      World Color Press, Inc., 9.125s, 2003                                           2,750           2,722,500
                                                                                                 --------------
                                                                                                 $    4,896,000
-----------------------------------------------------------------------------------------------------------------
   Restaurants and Lodging - 3.1%
      Boomtown, Inc., 11.5s, 2003                                                  $  3,270      $    2,943,000
      Boyd Gaming Corp., 10.75s, 2003                                                 5,900           6,077,000
      Four Seasons Hotels, Inc., 9.125s, 2000##                                       7,750           7,595,000
      Hacienda Resorts, Inc., 10.25s, 1998                                            1,710           1,624,500
      Harrahs Operating, Inc., 10.875s, 2002                                          2,000           2,155,000
      Kloster, Inc., 13s, 2003                                                        4,750           3,562,500
      Station Casinos, Inc., 9.625s, 2003                                             3,750           3,543,750
                                                                                                 --------------
                                                                                                 $   27,500,750
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                            Principal Amount
Issuer                                                                         (000 Omitted)              Value
-----------------------------------------------------------------------------------------------------------------
Industrials - continued
   Special Products and Services - 10.7%
      Alabama Outdoor Advertising, Inc., 10s, 1996+                                $    422      $      316,749
      Buckeye Cellulose Corp., 10.25s, 2001                                           2,700           2,700,000
      Eagle Industries, Inc., 0s, 2003                                               13,700          10,377,750
      Gillett Holdings, Inc., 12.25s, 2002                                            7,496           7,796,304
      IMO Industries, Inc., 12s, 2001                                                 8,250           8,538,750
      Idex Corp., 9.75s, 2002                                                         1,260           1,316,700
      Interlake Corp., 12s, 2001                                                      5,200           5,408,000
      Interlake Corp., 12.125s, 2002                                                  9,200           9,292,000
      Interlake Revolver, 5.75s, 1997                                                 1,672           1,646,714
      K & F Industries, Inc., 11.875s, 2003                                           6,475           6,734,000
      Maxxam, Inc., 12.5s, 1999                                                       1,762           1,792,632
      Newflo Corp., 13.25s, 2002                                                      3,850           3,888,500
      OSI Specialties, Inc., 9.25s, 2003                                              5,000           5,125,000
      Polymer Group, Inc., 12.75s, 2002##                                             8,250           8,415,000
      Spreckels Industries, Inc., 11.5s, 2000                                         3,900           3,880,500
      Synthetic Industries, Inc., 12.75s, 2002                                       11,755          11,872,550
      Talley Manufacturing & Technology, Inc., 10.75s, 2003                           4,500           4,500,000
      Wolverine Tube, Inc., 10.125s, 2002                                               400             426,000
                                                                                                 --------------
                                                                                                 $   94,027,149
-----------------------------------------------------------------------------------------------------------------
   Steel - 3.5%
      AK Steel Holdings Corp., 10.75s, 2004                                        $  6,500      $    6,995,625
      Geneva Steel Co., 9.5s, 2004                                                    1,000             780,000
      Sheffield Steel Corp., 12s, 2001                                                2,300           2,190,750
      UCAR Global Enterprises, Inc., 12s, 2005                                        9,250          10,175,000
      WCI Steel, Inc., 10.5s, 2002                                                    6,350           6,302,375
      Weirton Steel Corp., 10.75s, 2005##                                             3,200           3,048,000
      Wheeling Pittsburgh Corp., 9.375s, 2003                                         1,200           1,128,000
                                                                                                 --------------
                                                                                                 $   30,619,750
-----------------------------------------------------------------------------------------------------------------
   Stores - 2.1%
      Finlay Enterprises, Inc., 0s, 2005                                           $ 10,150      $    7,003,500
      Finlay Fine Jewelry, 10.625s, 2003                                              1,000             970,000
      Wherehouse Entertainment, Inc., 13s, 2002                                       2,250             675,000
      Woodward & Lothrop, Inc., 12s, 1995**                                           3,996           4,715,761
      Woodward & Lothrop, Inc., 14.75s, 1995**                                       13,100           5,240,000
                                                                                                 --------------
                                                                                                 $   18,604,261
-----------------------------------------------------------------------------------------------------------------
   Supermarkets - 2.3%
      Dominick's Finer Foods, Inc., 10.875s, 2005##                                $  5,450      $    5,613,500
      Eagle Food Centers, Inc., 8.625s, 2000                                          1,500             660,000
      Pathmark Stores, Inc., 11.625s, 2002                                              700             745,500
      Ralphs Grocery Co., 11s, 2005                                                   9,450           9,072,000
      Safeway Stores, Inc., 9.875s, 2007                                              1,500           1,665,000
      Stop & Shop Cos., Inc., 9.75s, 2002                                             2,000           2,150,000
                                                                                                 --------------
                                                                                                 $   19,906,000
-----------------------------------------------------------------------------------------------------------------
   Telecommunications - 11.9%
      ACT III Broadcasting, 9.625s, 2003                                           $  1,925      $    1,953,875
      Albritton Communications Corp., 11.5s, 2004                                     6,350           6,762,750

-----------------------------------------------------------------------------------------------------------------
                                                                            Principal Amount
Issuer                                                                         (000 Omitted)              Value
-----------------------------------------------------------------------------------------------------------------
Industrials - continued
   Telecommunications - continued
      American Telecasting Unit, 12.5s, 2004                                        $ 1,060      $      649,250
      Cablevision Industries Corp., 10.75s, 2002                                      8,900           9,701,000
      Cablevision Systems Corp., 10.75s, 2004                                         5,705           6,132,875
      Century Communications, 9.5s, 2005                                              3,800           3,847,500
      Comcast Corp., 9.375s, 2005                                                     2,000           2,027,500
      Continental Cablevision, Inc., 8.875s, 2005                                     1,000           1,030,000
      Falcon Holdings Group, Inc., 11s, 2003#                                        10,514           9,988,449
      Jones Intercable, Inc., 11.5s, 2004                                             5,450           5,967,750
      Jones Intercable, Inc., 10.5s, 2008                                             5,650           6,073,750
      K-III Communications Corp., 10.625s, 2002                                       3,305           3,486,775
      MFS Communications, Inc., 0s, 2004                                             14,000          10,080,000
      Mobilemedia Communications, Inc., 0s, 2003                                      5,900           3,953,000
      Paging Network, Inc., 8.875s, 2006                                             12,850          12,111,125
      Pronet, Inc., 11.875s, 2005##                                                   5,500           5,720,000
      Rogers Cablesystems Ltd., 9.625s, 2002                                          3,500           3,605,000
      Rogers Cablesystems Ltd., 10.125s, 2012                                         8,050           8,311,625
      USA Mobile Communication, 9.5s, 2004                                            4,000           3,640,000
                                                                                                 --------------
                                                                                                 $  105,042,224
-----------------------------------------------------------------------------------------------------------------
Total Industrials                                                                                $  742,404,675
-----------------------------------------------------------------------------------------------------------------
Mortgage-Backed Pass-Throughs - 0.4%
   Merrill Lynch Mortgage Investors, Inc., 1994-M1, "F",
      8.152s, 2023+                                                                $  4,500      $    3,390,255
-----------------------------------------------------------------------------------------------------------------
Transportation - 0.6%
   Continental Airlines, Inc., 11.75s, 1995**                                      $  5,250      $      735,000
   Continental Airlines, Inc., 12.125s, 1996**                                       10,000           1,050,000
   Moran Transportation Co., 11.75s, 2004                                             2,300           2,093,000
   PDV America, Inc., 7.875s, 2003                                                    1,850           1,675,656
                                                                                                 --------------
                                                                                                 $    5,553,656
-----------------------------------------------------------------------------------------------------------------
Utilities - Electric - 1.9%
   Kenetech Corp., 12.75s, 2002                                                    $  8,250      $    8,085,000
   Midland Funding Corp., "A", 11.75s, 2005                                           7,600           7,866,532
   Midland Funding Corp., "B", 13.25s, 2006                                           1,350           1,372,883
                                                                                                 --------------
                                                                                                 $   17,324,415
-----------------------------------------------------------------------------------------------------------------
Miscellaneous - 0.4%
   Reeves Industries, Inc., 11s, 2002                                              $  3,250      $    3,420,625
-----------------------------------------------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $797,133,532)                                      $  802,775,804
-----------------------------------------------------------------------------------------------------------------
Common Stocks and Warrants - 1.1%
-----------------------------------------------------------------------------------------------------------------
                                                                                   Shares
-----------------------------------------------------------------------------------------------------------------
Automotive - 0.4%
   Borg-Warner Automotive, Inc.*+                                                    101,621     $    3,302,683
-----------------------------------------------------------------------------------------------------------------
Building
   Atlantic Gulf Communities Corp., Warrants*                                          9,637     $        4,818
-----------------------------------------------------------------------------------------------------------------
Chemicals
   OSI Specialties, Inc., Warrants*                                                    3,750     $        7,500
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Issuer                                                                                Shares              Value
-----------------------------------------------------------------------------------------------------------------
Construction Services - 0.1%
   Calton, Inc.*                                                                     946,244     $      473,122
-----------------------------------------------------------------------------------------------------------------
Consumer Goods and Services
   Protection One, Inc.*                                                              43,680     $      289,380
   Ranger Industries, Inc.*++                                                        266,768             16,673
                                                                                                 --------------
                                                                                                 $      306,053
-----------------------------------------------------------------------------------------------------------------
Entertainment - 0.1%
   Grand Palais Casinos, Inc., Warrants*##                                          111,660      $      251,236
   Hemmeter Entertainment, Warrants*                                                111,660                   0
   Palace Casinos, Warrants*                                                         36,000                   0
   Sam Houston Race Park, Inc., Warrants*                                            12,900              80,625
                                                                                                 --------------
                                                                                                 $      331,861
-----------------------------------------------------------------------------------------------------------------
Medical and Health Products
   Republic Health Corp., Warrants*                                                   2,500      $          625
-----------------------------------------------------------------------------------------------------------------
Medical and Health Technology and Services - 0.1%
   OrNda Healthcorp., Inc.*                                                          51,999      $    1,033,480
-----------------------------------------------------------------------------------------------------------------
Oil Services - 0.1%
   Digicon, Inc., Warrants*                                                          21,287      $        7,983
   ICO, Inc., Warrants*                                                             706,250             459,062
                                                                                                 --------------
                                                                                                 $      467,045
-----------------------------------------------------------------------------------------------------------------
Oils
   Crystal Oil Co., $0.075 Warrants*                                                3,954,527    $           40
   Crystal Oil Co., $0.10 Warrants*                                                 3,455,042                 0
   Crystal Oil Co., $0.125 Warrants*                                                4,107,411                 0
   Crystal Oil Co., $0.15 Warrants*                                                 4,041,943                 0
   Crystal Oil Co., $0.25 Warrants*                                                 4,041,943                 0
   Forest Oil Corp., Warrants*                                                       28,335              10,626
   Ironstone Group, Inc.*                                                             2,674                 535
   TGX Corp.*                                                                        24,931               1,558
                                                                                                 --------------
                                                                                                 $       12,759
-----------------------------------------------------------------------------------------------------------------
Pollution Control
   Envirosource, Inc.*+                                                               1,666      $        5,623
-----------------------------------------------------------------------------------------------------------------
Printing and Publishing - 0.1%
   Triton Group Ltd.*                                                               588,876      $    1,177,752
-----------------------------------------------------------------------------------------------------------------
Special Products and Services - 0.2%
   Gillett Holdings, Inc.                                                            85,019      $    1,870,418
   Thermadyne Industries Holdings Corp.*                                             21,463             338,042
   Thermadyne Industries Holdings Corp., "B"*+                                      336,000               3,360
                                                                                                 --------------
                                                                                                 $    2,211,820
-----------------------------------------------------------------------------------------------------------------
Stores
   Finlay Enterprises, Inc.*                                                          7,600      $      118,750
   Thrifty Payless Holdings, "C"*                                                    42,750             160,313
                                                                                                 --------------
                                                                                                 $      279,063
-----------------------------------------------------------------------------------------------------------------
Telecommunications
   American Telecasting, Warrants*                                                    5,300      $        5,300
-----------------------------------------------------------------------------------------------------------------
Total Common Stocks and Warrants (Identified Cost, $22,467,704)                                  $    9,619,504
-----------------------------------------------------------------------------------------------------------------

Preferred Stocks - 2.6%

-----------------------------------------------------------------------------------------------------------------
Issuer                                                                                Shares              Value
-----------------------------------------------------------------------------------------------------------------
Airlines
   Eastern Airlines, Inc., $2.84*                                                    75,493      $        2,359
   Eastern Airlines, Inc., $3.24*                                                    24,940                 249
                                                                                                 --------------
                                                                                                 $        2,608
-----------------------------------------------------------------------------------------------------------------
Special Products and Services - 0.9%
   K-III Communications Corp.*                                                       78,756      $    7,481,790
   UDC Homes, Inc., Cv.**                                                            30,272              41,624
                                                                                                 --------------
                                                                                                 $    7,523,414
-----------------------------------------------------------------------------------------------------------------
Supermarkets - 1.7%
   Supermarkets General Holdings Corp., $3.52                                       569,098      $   15,365,646
-----------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $19,158,422)                                            $   22,891,668
-----------------------------------------------------------------------------------------------------------------
Short-Term Obligations - 2.9%
-----------------------------------------------------------------------------------------------------------------
                                                                            Principal Amount
                                                                               (000 Omitted)
-----------------------------------------------------------------------------------------------------------------
   Federal Home Loan Bank, due 8/07/95                                             $  6,800      $    6,793,631
   Federal National Mortgage Assn., due 8/09/95 - 8/15/95                            10,635          10,616,027
   Student Loan Marketing  Corp., due 8/01/95                                         8,110           8,110,000
-----------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                  $   25,519,658
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $864,279,316)                                                $  860,806,634
Other Assets, Less Liabilities - 2.4%                                                                21,180,638
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $  881,987,272
-----------------------------------------------------------------------------------------------------------------

  *  Non-income producing security.

 **  Non-income producing security - in default.

  #  Payment-in-kind security.

 ##  SEC Rule 144A restriction.

  +  Restricted security.

 ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.

+++ The principal amount of each non-U.S. dollar-denominated security is stated in the currency in which the bond is denominated. GBP = British Pounds.

See notes to financial statements

Financial  Statements

Statement of Assets and Liabilities

-----------------------------------------------------------------------------------------------------------------
July 31, 1995
-----------------------------------------------------------------------------------------------------------------
Assets:
    Investments, at value -
        Unaffiliated issuers (identified cost, $857,055,397)                                   $   860,789,961
        Affiliated issuers (identified cost, $7,223,919)                                                16,673
                                                                                               ---------------
            Total investments, at value (identified cost, $864,279,316)                        $   860,806,634
    Cash                                                                                                32,470
    Receivable for investments sold                                                                  7,403,151
    Receivable for Fund shares sold                                                                  1,089,526
    Interest receivable                                                                             19,675,521
    Other assets                                                                                        10,854
                                                                                               ---------------
            Total assets                                                                       $   889,018,156
                                                                                               ---------------
Liabilities:
    Distributions payable                                                                      $     2,570,675
    Payable for investments purchased                                                                3,007,800
    Payable for Fund shares reacquired                                                                 863,003
    Payable to affiliates -
        Management fee                                                                                  33,109
        Shareholder servicing agent fee                                                                 12,128
        Distribution fee                                                                               178,110
    Accrued expenses and other liabilities                                                             366,059
                                                                                               ---------------
            Total liabilities                                                                  $     7,030,884
                                                                                               ---------------
Net assets                                                                                     $   881,987,272
                                                                                               ---------------
Net assets consist of:
    Paid-in capital                                                                            $ 1,163,893,795
    Unrealized depreciation on investments and translation
        of assets and liabilities in foreign currencies                                             (3,467,134)
    Accumulated net realized loss
        on investments and foreign currency transactions                                          (279,281,788)
    Accumulated undistributed net investment income                                                    842,399
                                                                                               ---------------
            Total                                                                              $   881,987,272
                                                                                               ---------------
Shares of beneficial interest outstanding                                                          170,682,416
                                                                                               ---------------
Class A shares:
    Net asset value and redemption price per share
        (net assets of $591,824,491 / 114,533,627 shares of beneficial interest outstanding)   $          5.17
                                                                                               ---------------
    Offering price per share (100/95.25)                                                       $          5.43
                                                                                               ---------------
Class B shares:
    Net asset value and offering price per share
        (net assets of $282,319,184 / 54,632,756 shares of beneficial interest outstanding)    $          5.17
                                                                                               ---------------
Class C shares:
    Net asset value, offering price and redemption price per share
        (net assets of $7,843,597 / 1,516,033 shares of beneficial interest outstanding)       $          5.17
                                                                                               ---------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.


See notes to financial statements

Statement of Operations

-------------------------------------------------------------------------------------------------
Six Months Ended July 31, 1995
-------------------------------------------------------------------------------------------------
Net investment income:
    Interest income                                                              $ 43,430,759
                                                                                 ------------
    Expenses -
        Management fee                                                           $  1,998,301
        Trustees' compensation                                                         25,849
        Shareholder servicing agent fee (Class A)                                     408,588
        Shareholder servicing agent fee (Class B)                                     327,692
        Shareholder servicing agent fee (Class C)                                       5,749
        Distribution and service fee (Class A)                                        891,072
        Distribution and service fee (Class B)                                      1,489,512
        Distribution and service fee (Class C)                                         38,326
        Postage                                                                        85,804
        Custodian fee                                                                  62,786
        Printing                                                                       60,169
        Legal fees                                                                     45,348
        Auditing fees                                                                  39,000
        Miscellaneous                                                                 471,946
                                                                                 ------------
            Total expenses                                                       $  5,950,142
        Reduction of expenses by distributor                                         (284,655)
                                                                                 ------------
            Net expenses                                                         $  5,665,487
                                                                                 ------------
                Net investment income                                            $ 37,765,272
                                                                                 ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
        Investment transactions                                                  $(29,626,958)
        Foreign currency transactions                                                   3,322
                                                                                 ------------
            Net realized loss on investments and foreign currency transactions   $(29,623,636)
                                                                                 ------------
    Change in unrealized appreciation (depreciation) -
        Investments                                                              $ 84,937,614
        Translation of assets and liabilities in foreign currencies                    (2,676)
                                                                                 ------------
            Net unrealized gain on investments                                   $ 84,934,938
                                                                                 ------------
                Net realized and unrealized gain on
                    investments and foreign currency                             $ 55,311,302
                                                                                 ------------
                        Increase in net assets from operations                   $ 93,076,574
                                                                                 ------------

See notes to financial statements

Statement of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                       Six Months Ended        Year Ended
                                                          July 31, 1995   January 31, 1995
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
    Net investment income                              $    37,765,272    $    69,190,438
    Net realized loss on investments and
        foreign currency transactions                      (29,623,636)       (24,359,807)
    Net unrealized gain (loss) on investments and
        foreign currency translation                        84,934,938        (82,756,770)
                                                       ---------------    ---------------
        Increase (decrease) in net assets
            from operations                            $    93,076,574    $   (37,926,139)
                                                       ---------------    ---------------
Distributions declared to shareholders -
    From net investment income (Class A)               $   (24,657,590)   $   (45,268,326)
    From net investment income (Class B)                   (11,895,889)       (22,704,630)
    From net investment income (Class C)                      (306,620)          (189,767)
    In excess of net investment income (Class A)                  --             (929,038)
    In excess of net investment income (Class B)                  --             (466,221)
    In excess of net investment income (Class C)                  --               (3,895)
                                                       ---------------    ---------------
        Total distributions declared to shareholders   $   (36,860,099)   $   (69,561,877)
                                                       ---------------    ---------------
Fund share (principal) transactions -
    Net proceeds from sale of shares                   $   250,986,361    $   394,133,456
    Net asset value of shares issued to shareholders
        in reinvestment of distributions                    20,882,517         36,319,705
    Cost of shares reacquired                             (258,950,553)      (526,384,411)
                                                       ---------------    ---------------
        Increase (decrease) in net assets from
            Fund share transactions                    $    12,918,325    $   (95,931,250)
                                                       ---------------    ---------------
            Total increase (decrease) in net assets    $    69,134,800    $  (203,419,266)
Net assets:
    At beginning of period                                 812,852,472      1,016,271,738
                                                       ---------------    ---------------
    At end of period (including accumulated
        undistributed (distributions in excess of)
        net investment income of $842,399 and
        $(62,774), respectively)                       $   881,987,272    $   812,852,472
                                                       ---------------    ---------------

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Year Ended January 31,
                                            Six Months Ended      ------------------------------------------------------------------
                                               July 31, 1995          1995        1994        1993        1992        1991
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
   beginning of period                               $  4.84       $  5.50     $  5.11     $  4.89   $  3.71   $  4.85
                                                     -------       -------     -------     -------   -------   -------
Income from investment operations# -
   Net investment income*                            $  0.23       $  0.44     $  0.40     $  0.51   $  0.56   $  0.65
   Net realized and unrealized gain
      (loss) on investments and
      foreign currency transactions                     0.32         (0.66)       0.48        0.24      1.21     (1.08)
                                                     -------       -------     -------     -------   -------   -------
        Total from investment
            operations                               $  0.55       $ (0.22)    $  0.88     $  0.75   $  1.77   $ (0.43)
                                                     -------       -------     -------     -------   -------   -------
Less distributions declared
   to shareholders -
   From net investment income                        $ (0.22)      $ (0.43)    $ (0.42)    $ (0.51)  $ (0.56)  $ (0.71)
   In excess of net investment income                   --           (0.01)      (0.07)       --        --        --
   From paid-in capital                                 --            --          --       (0.02)      (0.03)     --
                                                     -------       -------     -------     -------   -------   -------
      Total distributions declared
         to shareholders                             $ (0.22)      $ (0.44)    $ (0.49)    $ (0.53)  $ (0.59)  $ (0.71)
                                                     -------       -------     -------     -------   -------   -------
Net asset value -
    end of period                                    $  5.17       $  4.84     $  5.50     $  5.11   $  4.89   $  3.71
                                                     -------       -------     -------     -------   -------   -------
Total return++                                         11.54%++      (3.95)%     18.13%      16.36%    49.64%   (10.99)%
Ratios (to average net assets)/Supplemental data*:
    Expenses                                            1.01%+        0.99%       1.00%       1.03%     1.10%     1.05%
    Net investment income                               9.01%+        8.65%       8.22%      10.21%    11.59%    14.97%
Portfolio turnover                                        25%           59%         68%         75%       28%       24%
Net assets at end of period
    (000,000 omitted)                                $   592       $   524     $   645     $   585   $   556   $   380


 + Annualized.

++ Not annualized.

 # Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.

++ Total returns for Class A shares do not include the applicable sales charge
   (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

 * The distributor did not impose a portion of its distribution fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

   Net investment income                             $  0.23       $  0.43     $  0.40        --        --        --
   Ratios (to average net asssets):
      Expenses                                          1.11%+        1.09%       1.04%       --        --        --
      Net investment income                             8.91%+        8.55%       8.18%       --        --        --



See notes to financial statements

--------------------------------------------------------------------------------------------------------------------
Year Ended January 31,                                   1990        1989        1988          1987          1986
--------------------------------------------------------------------------------------------------------------------
                                                      Class A
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $    6.04   $    6.17   $    7.11     $    7.14     $    6.84
                                                    ---------   ---------   ---------     ---------     ---------
Income from investment operations -
   Net investment income                            $    0.69   $    0.76   $    0.77     $    0.93     $    0.87
   Net realized and unrealized gain (loss)
      on investments and foreign currency
      transactions                                      (1.13)      (0.09)      (0.83)         0.07          0.37
                                                    ---------   ---------   ---------     ---------     ---------
         Total from investment
            operations                              $   (0.44)  $    0.67   $   (0.06)    $    1.00     $    1.24
                                                    ---------   ---------   ---------     ---------     ---------
Less distributions declared to shareholders -
   From net investment income                       $   (0.75)  $   (0.75)  $   (0.87)    $   (0.93)    $   (0.94)
   From net realized gain on investments                --          (0.05)      (0.01)        (0.10)         --
   From paid-in capital                                 --###        --##        --            --            --
                                                    ---------   ---------   ---------     ---------     ---------
      Total distributions declared to
         shareholders                               $   (0.75)  $   (0.80)  $   (0.88)    $   (1.03)    $   (0.94)
                                                    ---------   ---------   ---------     ---------     ---------
Net asset value -
   end of period                                    $    4.85   $    6.04   $    6.17     $    7.11     $    7.14
                                                    ---------   ---------   ---------     ---------     ---------
Total return++                                          (9.18)%     10.68%      (1.94)%       14.03%        18.34%
Ratios (to average net assets)/Supplemental data:
   Expenses                                              0.87%       0.87%       0.75%         0.71%         0.80%
   Net investment income                                12.17%      12.44%      11.49%        12.49%        12.47%
Portfolio turnover                                         25%         34%         28%           46%           49%
Net assets at end of period (000,000 omitted)       $     574   $     880   $   1,001     $   1,232     $     581


 ## Includes a per share distribution from paid-in capital of $0.0006.

### Includes a per share distribution from paid-in capital of $0.004.

++ Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

------------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended                             Year Ended
                                                 Six Months      January 31,             Six Months     January 31,
                                                      Ended      --------------------         Ended     -------------------
                                              July 31, 1995          1995       1994* July 31, 1995        1995      1994**
------------------------------------------------------------------------------------------------------------------------------
                                                    Class B                                 Class C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
    beginning of period                             $  4.84       $  5.50     $  5.27      $  4.85      $  5.50    $  5.41
                                                    -------       -------     -------      -------      -------    -------
Income from investment operations# -
   Net investment income                            $  0.20       $  0.39     $  0.15      $  0.22      $  0.41    $  --
   Net realized and unrealized gain
      (loss) on investments and
      foreign currency transactions                    0.33         (0.65)       0.22         0.30        (0.66)      0.09
                                                    -------       -------     -------      -------      -------    -------
      Total from investment
         operations                                 $  0.53       $ (0.26)    $  0.37      $  0.52      $ (0.25)   $  0.09
                                                    -------       -------     -------      -------      -------    -------
Less distributions declared
   to shareholders -
   From net investment income                       $ (0.20)      $ (0.39)    $ (0.13)     $ (0.20)     $ (0.39)   $  --  +++
   In excess of net
       investment income                               --           (0.01)      (0.01)        --          (0.01)      --  +++
                                                    -------       -------     -------      -------      -------    -------
      Total distributions declared
         to shareholders                            $ (0.20)      $ (0.40)    $ (0.14)     $ (0.20)     $ (0.40)   $  --
                                                    -------       -------     -------      -------      -------    -------
Net asset value - end of period                     $  5.17       $  4.84     $  5.50      $  5.17      $  4.85    $  5.50
                                                    -------       -------     -------      -------      -------    -------
Total return                                          11.08%++      (4.77)%     20.29%+      10.88%++     (4.51)%    20.94%+
Ratios (to average net assets)/Supplemental data:
   Expenses                                            1.86%+        1.85%       1.79%+       1.80%+       1.79%      1.36%+
   Net investment income                               8.16%+        7.79%       6.94%+       8.33%+       8.01%      5.92%+
Portfolio turnover                                       25%           59%         68%          25%          59%        68%
Net assets at end of period
    (000,000 omitted)                               $   282       $   286     $   371      $     8      $     3    $     1


  * For the period from the commencement of offering of Class B shares, September 27, 1993 to January 31, 1994.

 ** For the period from the commencement of offering of Class C shares, January
    3, 1994 to January 31, 1994.

  + Annualized.

 ++ Not annualized.

+++ Includes per share distributions from net investment income and in excess of investment income of $0.004 and $0.001, respectively.

  # Per share data for the periods subsequent to January 31, 1994 is based on average shares outstanding.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS High Income Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting  Policies

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distri butions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

At January 31, 1995, the Fund, for federal income tax purposes, had a capital loss carryforward of $236,557,241, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

The Fund's carryforward losses expire as shown in the following table.

Year Ending January 31,                                         Amount
--------------------------------------------------------------------------------
      1997                                                 $ 3,134,316
      1998                                                  30,407,582
      1999                                                  91,805,710
      2000                                                  64,105,312
      2001                                                  16,884,352
      2003                                                  30,219,969
                                                          ------------
            Total                                         $236,557,241
                                                          ------------

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massa chu setts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.19% of average daily net assets and 2.66% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,439 for the six months ended July 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $63,107 as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $137,019 for the six months ended July 31, 1995. MFD is waiving the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the six months ended July 31, 1995 were 0.22% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $34,784 and $500 for Class B and Class C shares, respectively, for the six months ended July 31, 1995. Fees incurred under the distribution plans during the six months ended July 31, 1995 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended July 31, 1995 were $583 and $248,158 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases  and sales of  investments,  other  than U.S.  government  securities,
purchased   option   transactions   and   short-term   obligations,   aggregated
$239,120,280 and $207,511,868, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 864,279,316
                                                                  -------------
Gross unrealized depreciation                                     $ (44,171,084)
Gross unrealized appreciation                                        40,698,402
                                                                  -------------
    Net unrealized depreciation                                   $  (3,472,682)
                                                                  -------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares                       Six Months Ended July 31, 1995     Year Ended January 31, 1995
                                     ------------------------------     ---------------------------
                                          Shares           Amount           Shares           Amount
---------------------------------------------------------------------------------------------------
Shares sold                           26,160,711    $ 131,815,204       41,588,518    $ 207,747,317
Shares issued to shareholders in
  reinvestment of distributions        2,910,973       14,687,179        5,157,706       25,825,727
Shares reacquired                    (22,622,869)    (114,558,824)     (55,887,292)    (285,808,664)
                                   -------------    -------------    -------------    -------------
  Net increase (decrease)              6,448,815    $  31,943,559       (9,141,068)   $ (52,235,620)
                                   -------------    -------------    -------------    -------------

Class B Shares                       Six Months Ended July 31, 1995     Year Ended January 31, 1995
                                     ------------------------------     ---------------------------
                                          Shares           Amount           Shares           Amount
---------------------------------------------------------------------------------------------------
Shares sold                           21,574,992    $ 108,051,444       35,621,772    $ 179,566,752
Shares issued to shareholders in
  reinvestment of distributions        1,190,825        6,003,311        2,069,901       10,362,543
Shares reacquired                    (27,125,410)    (137,029,952)     (46,104,410)    (236,279,771)
                                   -------------    -------------    -------------    -------------
  Net decrease                        (4,359,593)   $ (22,975,197)      (8,412,737)   $ (46,350,476)
                                   -------------    -------------    -------------    -------------

Class C Shares                       Six Months Ended July 31, 1995     Year Ended January 31, 1995
                                     ------------------------------     ---------------------------
                                          Shares           Amount           Shares           Amount
---------------------------------------------------------------------------------------------------
Shares sold                            2,239,257    $  11,119,713        1,348,486    $   6,819,387
Shares issued to shareholders in
  reinvestment of distributions           38,073          192,027           26,459          131,435
Shares reacquired                     (1,467,523)      (7,361,777)        (856,606)      (4,295,976)
                                   -------------    -------------    -------------    -------------
  Net increase                           809,807    $   3,949,963          518,339    $   2,654,846
                                   -------------    -------------    -------------    -------------

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended July 31, 1995 was $5,525.

(7) Transactions in Securities of Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended July 31, 1995 is set forth below.

                                Acquisition          Disposition
                                -----------          -----------
                      Beginning                                                Ending      Realized
                          Share       Share                Share                Share          Gain      Ending
Affiliate                Amount      Amount     Cost      Amount     Cost      Amount        (Loss)       Value
---------------------------------------------------------------------------------------------------------------
Ranger Industries, Inc. 266,768         ---      --         ---       --      266,768           --     $ 16,673
                                              -----                -----                     -----     --------
                                              $  --                   --                        --     $ 16,673
                                              -----                -----                     -----     --------


(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 1995, the Fund owned the following restricted securities (constituting 7.50% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                   Date of           Share/Par
Description                                        Acquisition          Amount             Cost           Value
---------------------------------------------------------------------------------------------------------------
Alabama Outdoor Advertising, Inc., 10s, 1996        3/28/91            422,332       $  381,264      $  316,749
Arcadian Partners L.P., 10.75s, 2005+               5/09/93          5,350,000        5,311,850       5,617,500
Borg-Warner Automotive, Inc.                        1/27/93            101,621          355,673       3,302,683
Day International Group, Inc.,
    11.125s, 2005+                                  5/26/95          2,100,000        2,099,000       2,173,500
Dominick's Finer Foods, Inc., 10.875s, 2005+        4/27/95          5,450,000        5,499,625       5,613,500
Envirosource, Inc.                                  5/15/91              1,666            7,288           5,623
Exide Corp., 10s, 2005+                             4/21/95          3,900,000        3,919,250       4,046,250
Four Seasons Hotels, Inc., 9.125s, 2000+            6/23/93          7,750,000        7,700,787       7,595,000
Grand Palais Casinos, Inc., Warrants+               1/14/94            111,660                0         251,236
Maritime Group Ltd., 13.5s, 1997+                   2/09/94          3,318,926        3,000,000       1,493,517
Merrill Lynch Mortgage Investors, Inc.,
    1994-M1, "F", 8.152s, 2023                      6/22/94          4,500,000        3,119,062       3,390,255
Polymer Group, Inc., 12.75s, 2002+                  6/17/94          8,250,000        8,280,625       8,415,000
Pronet, Inc., 11.875s, 2005+                        6/12/95          5,500,000        5,460,565       5,720,000
RXI Holdings, Inc., 14s, 2002+                      4/28/95          3,500,000        3,517,500       3,543,750
Remington Arms, Inc., 10s, 2003+                   11/19/93          2,000,000        1,987,500       1,840,000
Sam Houston Race Park, Inc., 11.75s, 1999           6/23/93          3,225,000        3,000,200         806,250
Samsonite Corp., 11.125s, 2005+                     7/07/95          8,750,000        8,750,000       8,925,000
Thermadyne Industries Holdings
    Corp., "B"                                      4/12/89            336,000          241,920           3,360
Weirton Steel Corp., 10.75s, 2005+                  6/05/95          3,200,000        3,152,377       3,048,000
                                                                                                    -----------
                                                                                                    $66,107,173
                                                                                                    -----------

+ SEC Rule 144A restriction.

Independent Auditors' Report

To the Trustees of MFS Series Trust III and Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund as of July 31, 1995, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended January 31, 1995, and the financial highlights for the six months ended July 31, 1995 and for each of the years in the ten-year period ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Fund at July 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 8, 1995



            --------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

A Word About MFS Products and Services

Making Additional Investments at Your Convenience

There are several easy ways to make additional single investments of at least $50:

    o   send a check with the lower portion of your account statement

    o   contact your financial adviser to purchase shares on your behalf

    o wire additional investments through your bank; call us first for instructions.


Making Additional Investments Automatically

By investing a set amount at regular intervals, over time you will buy more shares when prices are low, and fewer shares when prices are high. Because dollar cost averaging involves periodic purchases regardless of fluctuating share prices, you should consider your financial ability to continue investing in periods of low prices. MFS offers two dollar-cost-averaging programs. See the prospectus for further details. Dollar cost averaging does not assure a profit or avoid a loss.

The Automatic Investment Plan offers a simple way to make regular investments of at least $50 through automatic withdrawals from your checking account.

The Automatic Exchange Plan automatically exchanges shares from any MFS fund with $5,000 or more into the same class of shares in up to four other MFS funds. You choose the amounts of the exchanges (as little as $50) and their frequency.


             A HYPOTHETICAL EXAMPLE OF AUTOMATIC MONTHLY INVESTING
                             COMPOUNDING AT 8% YEAR


       Amount         5 Years        10        15        20        25
       ----------------------------------------------------------------
        $50            3,671        9,064    16,989    28,633    45,742
        $75            5,506       13,596    25,483    42,950    68,613
       $100            7,341       18,128    33,978    57,266    91,484
       $200           14,683       36,257    67,956   114,532   182,968

  For illustration only. Not indicative of future performance of any MFS fund.

For applications or further information call 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

If you are a participant in a retirement plan, check with your plan sponsor regarding the availability of these options.

MFS Investment Opportunities

Mutual Funds

The MFS Family of Funds(R), shown on the facing page, falls into the eight general categories below. All offer full-time professional management, a diversified portfolio, and a wide array of shareholder services.

Stock funds seek growth of capital rather than income through investments in stocks.

Stock and bond funds seek current income and growth of capital through investments in both stocks and bonds.

Bond funds seek current income through investments in debt securities.

World funds seek stock, balanced, and bond fund objectives through investments in U.S. and foreign stocks and bonds.

Limited-maturity funds seek current income and preservation of capital through investments in debt securities with remaining maturities of five years or less.

National tax-free bond funds seek current income exempt from federal income tax through investments in debt securities issued by states and municipalities.(1)

State tax-free bond funds seek current income exempt from federal and state income taxes through investments in debt securities issued by a single state and its municipalities.(1)

Money market funds seek preservation of capital and current income through investments in short-term debt securities.(2)

To determine which MFS fund may be appropriate for you, please contact your financial adviser, who can help you relate these investment opportunities to your financial goals. If you prefer, you may call MFS Investor Information for literature(3) on MFS products and services: 1-800-637-2929, from 9 a.m. to 5 p.m. Eastern time any business day (leave a message anytime).


(1) A small portion of the income may be subject to federal, state and/or alternative minimum tax.

(2) Investments in money market funds are not issued or guaranteed by the U.S. government and there is no assurance that the fund will be able to maintain a stable net asset value.

(3) Including a prospectus containing more complete information including charges and expenses. Read the prospectus carefully before investing.

The MFS Family of Funds(R)
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message any time). This material should be read carefully before investing or sending money.

Stock
--------------------------------------------------------------------------------
Massachusetts Investors Trust
--------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Fund
--------------------------------------------------------------------------------
MFS(R) Capital Growth Fund
--------------------------------------------------------------------------------
MFS(R) Emerging Growth Fund
--------------------------------------------------------------------------------
MFS(R) Gold & Natural Resources Fund
--------------------------------------------------------------------------------
MFS(R) Growth Opportunities Fund
--------------------------------------------------------------------------------
MFS(R) Managed Sectors Fund
--------------------------------------------------------------------------------
MFS(R) OTC Fund MFS(R) Research Fund
--------------------------------------------------------------------------------
MFS(R) Value Fund
--------------------------------------------------------------------------------


Stock and Bond
--------------------------------------------------------------------------------
MFS(R) Total Return Fund
--------------------------------------------------------------------------------
MFS(R) Utilities Fund
--------------------------------------------------------------------------------


Bond
--------------------------------------------------------------------------------
MFS(R) Bond Fund
--------------------------------------------------------------------------------
MFS(R) Government Mortgage Fund
--------------------------------------------------------------------------------
MFS(R) Government Securities Fund
--------------------------------------------------------------------------------
MFS(R) High Income Fund
--------------------------------------------------------------------------------
MFS(R) Intermediate Income Fund
--------------------------------------------------------------------------------
MFS(R) Strategic Income Fund
(formerly MFS(R) Income & Opportunity Fund)
--------------------------------------------------------------------------------


Limited Maturity Bond
--------------------------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
--------------------------------------------------------------------------------
MFS(R) Limited Maturity Fund
--------------------------------------------------------------------------------
MFS(R) Municipal Limited Maturity Fund
--------------------------------------------------------------------------------


World
--------------------------------------------------------------------------------
MFS(R) World Asset Allocation Fund
--------------------------------------------------------------------------------
MFS(R) World Equity Fund
--------------------------------------------------------------------------------
MFS(R) World Governments Fund
--------------------------------------------------------------------------------
MFS(R) World Growth Fund
--------------------------------------------------------------------------------
MFS(R) World Total Return Fund
--------------------------------------------------------------------------------


National Tax-Free Bond
--------------------------------------------------------------------------------
MFS(R) Municipal Bond Fund
--------------------------------------------------------------------------------
MFS(R) Municipal High Income Fund
(closed to new investors)
--------------------------------------------------------------------------------
MFS(R) Municipal Income Fund
--------------------------------------------------------------------------------

State Tax-Free Bond
--------------------------------------------------------------------------------
Alabama, Arkansas, California, Florida,
Georgia, Louisiana, Maryland,
Massachusetts, Mississippi, New York,
North Carolina, Pennsylvania,
South Carolina, Tennessee, Texas, Virginia,
Washington, West Virginia
--------------------------------------------------------------------------------

Money Market
--------------------------------------------------------------------------------
MFS(R) Cash Reserve Fund
--------------------------------------------------------------------------------
MFS(R) Government Money Market Fund
--------------------------------------------------------------------------------
MFS(R) Money Market Fund
--------------------------------------------------------------------------------

It's Easy to Contact Us


[GRAPHIC OMITTED]
      MFS Automated Information

      Account Information:
      Call 1-800-MFS-TALK (1-800-637-8255)
      anytime.

      Market Outlook:
      Call 1-800-637-4458 any time for the MFS outlook on the bond and stock markets.


[GRAPHIC OMITTED]
      MFS Personal Service

      Account Service:
      Call 1-800-225-2606 any business day
      from 8 a.m. to 8 p.m. Eastern time.

      Product Information:
      Call 1-800-637-2929 any business day
      from 9 a.m. to 5 p.m. Eastern time.

      IRA Service:
      Call 1-800-637-1255 any business day
      from 8 a.m. to 6 p.m. Eastern time.

      Service for the Hearing-Impaired:
      Call 1-800-637-6576 any business day
      from 9 a.m. to 5 p.m. Eastern time (TDD required).


[GRAPHIC OMITTED]
      MFS Mailing Addresses

      For Personal Accounts:
      MFS Service Center, Inc.
      P.O. Box 2281
      Boston, MA 02107-9906

      For IRA Accounts:
      MFS Service Center, Inc.
      J.W. McCormack Station
      P.O. Box 4501
      Boston, MA 02101-9817

MFS(R) High            [Dalbar logo]                   Bulk Rate
Income Fund                                            U.S. Postage
                                                       PAID
                                                       Permit #55638
500 Boylston Street                                    Boston, MA
Boston, MA 02116

[MFS Logo]
THE FIRST NAME IN MUTUAL FUNDS








                                                MHI-3/95 64M         18/218/318